EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 12, 2009 TO THE PROSPECTUSES DATED MAY 1, 2009

This Supplement updates certain information contained in the Prospectuses and Statement of Additional Information dated May 1, 2009, as supplemented, of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectuses or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectuses and Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information about a name change for each of the EQ/AXA Franklin Income Core Portfolio; the EQ/AXA Mutual Shares Core Portfolio; the EQ/AXA Templeton Growth Core Portfolio; and the EQ/AXA Franklin Templeton Founding Strategy Core Portfolio (collectively, the “Portfolios”).

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Information Regarding Name Changes for the Portfolios

Effective on or about September 4, 2009, each reference in the Prospectuses and Statement of Additional Information to the Current Name of the Portfolios below is replaced with the corresponding New Name as set forth in the table below:

Current Name	New Name
EQ/AXA Franklin Income Core Portfolio	EQ/Franklin Core Balanced Portfolio
EQ/AXA Mutual Shares Core Portfolio	EQ/Mutual Large Cap Equity Portfolio
EQ/AXA Templeton Growth Core Portfolio	EQ/Templeton Global Equity Portfolio
EQ/AXA Franklin Templeton Founding Strategy Core Portfolio	EQ/Franklin Templeton Allocation Portfolio